EX-99.CERT 906. CERTIFICATIONS PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT AND RULE 30A-2(B) OF THE INVESTMENT COMPANY ACT OF 1940


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended September 30, 2004 of the Cadre Institutional Investors Trust (the "Registrant").

I, Martin P. Margolis, the President of the Registrant, certify that, to the best of my knowledge,:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



  12/9/2004
------------------------------------------
Date


/s/ Martin P. Margolis
------------------------------------------
Martin P. Margolis
President

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended September 30, 2004 of the Cadre Institutional Investors Trust (the "Registrant").

I, Debra J. Goodnight, the Treasurer of the Registrant, certify that, to the best of my knowledge,:

3. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

4. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



  12/9/2004
------------------------------------------
Date


/s/ Debra J. Goodnight
------------------------------------------
Debra J. Goodnight
Treasurer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.